IHC

Strength. Vision. Stability.

Independence Holding Company
2007 Annual Meeting of Stockholders

June 22, 2007

Forward-looking statements

Certain statements in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC. Forward-looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to IHC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability effectively to operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission.

These uncertainties may cause IHC's actual future results to be materially different than those expressed in this presentation. IHC does not undertake to update its forward-looking statements.

IHC
Strength. Vision. Stability.

12-Month Review

David Kettig

Senior Vice President
Co-Chief Operating Officer
Independence Holding Company
American Independence Corp.

IHC
Strength. Vision. Stability.

Big enough to demonstrate strength, stability…

- Founded 1980
- Member NYSE and Russell 2000
- Market cap: $13M (1992) – over $334M (6/18/07)
- $1.3 billion in assets
- Net quarterly income since 1992
- 3 highly rated insurance carriers
- Licensed in 50 states
- $800M projected gross annualized premiums by 12/31/07 (including IAIC)

IHC
Strength. Vision. Stability.

The pillars of IHC


Independence Holding Company
American Independence Corp.*
Madison National Life
Insurers Administrative Corporation
IndependenceCare
Independence American Insurance Company
Standard Security Life
IHC Health Solutions
Majestic Underwriters**
Health Plan Administrators
Marlton Risk Group***
GroupLink**
Risk Assessment Strategies
Actuarial Management Corporation
*48% owned by IHC and its affiliates
**75% owned by IHC and its affiliates
***80% owned by IHC and its affiliates

IHC
Strength. Vision. Stability.

We are building a brand and a community of producers



12 Companies ...
... One TEAM
IHC
Independence Holding Company
AMIC
MNL
IAIC
HPA
IHC Health Solutions

- Cross-sell through 50,000 producers
- Joint ventures, acquire new marketing relationships and TPAs
- Leverage vertical integration
- Maintain financial and performance discipline

IHC
Strength. Vision. Stability.

IHC Senior Management



Roy T.K. Thung
Chief Executive Officer
Larry R. Graber
SVP – Life and Annuities
Teresa A. Herbert
Chief Financial Officer
David T. Kettig
Co-Chief Operating Officer
Scott M. Wood
Co-Chief Operating Officer
Jeffrey C. Smedsrud
Chief Strategic Development Officer
Bernon R. Erickson, Jr.
Chief Health Actuary

IHC
Strength. Vision. Stability.

Balanced growth strategy

- Fully insured premiums will likely equal or exceed medical stop-loss premiums in 2007
- Life and disability provide stability and steady growth
- Diverse portfolio across multiple product niches
  - Balanced growth
  - Varied distribution reduces reliance on any single source
  - Anticipating tomorrow's market needs

Medical stop-loss opportunity

- Consolidation = greater rate discipline
- IHC has been a leader since 1987
- New cost-containment strategy
- Acquisition strategy

Gross annualized fully insured premium

(projected as of 12/31/07)*

➢ Group Major Medical	200M
➢ Individual Major Medical	40M
➢ Short-Term Medical	30M
➢ Dental & Vision	45M
➢ Limited Medical	10M
➢ Student Medical	15M
Total	340M

*Projected, including Independence American Insurance Company

IHC
Strength. Vision. Stability.

Fully insured gross earned premiums*

- **'04** $0M
- **'05** 47M
- **'06** 86M
- **'07** 225M*

* Projected, including Independence American Insurance Company

IHC
Strength. Vision. Stability.

Group life and disability

- Strong partnership with industry leader
- Ancillary products to support small group and medical stop-loss

Individual life

- Valuable payroll deduction slots
- New products

IHC
Strength. Vision. Stability.

Life block acquisitions

- Added over $500M reserves since 1999
- MILE
  - Mortality
  - Interest rate
  - Lapse rate
  - Expenses
- Seeking after-tax ROI of 10%

IHC
Strength. Vision. Stability.

Agent-Centric

Jeff Smedsrud

Senior Vice President
Chief Strategic Development Officer
Independence Holding Company
American Independence Corp.

IHC
Strength. Vision. Stability.

Filling a void in the market



The "little" guys

- Boutique companies
- No history
- No proven track record
- Here today, gone tomorrow



IHC

- Stronger, faster and better
- Change with the market
- Agent-centric philosophy
- Culture of ownership



The "big" guys

- Behemoth companies
- Slow to act
- Inflexible
- Take your business for granted

IHC
Strength. Vision. Stability.

Contented cows give better milk.

Remember Lizzie Borden?

IHC
Strength. Vision. Stability.

Care and feeding

Educational opportunities



IHC Producers Conference




IHC
Lauri Beck

IHC Leaders Conference

Investing in people

IHC
Strength. Vision. Stability.

Building brand & reputation


The Products of
Great Thinking
IHC

Continued Paid Media Campaign

- *Ads*
- *Trade shows*

Increased Earned Media Campaign

- *Articles*
- *News releases*


Which Type of
{ALTERNATIVE}
Health Insurance is
Best for Your
Clients?
COBRA
TOUR

New "Thought-Leader" Campaign

- *Speeches*
- *Leadership roles*

IHC
Strength. Vision. Stability.

Culture of ownership



Some of IHC's newest owners…

IHC
Strength. Vision. Stability.

Treat people right…

A WORD (OR TWO) FROM THE MANAGING EDITOR



People Who Get It



…make more money!

IHC

Strength. Vision. Stability.

When work is fun, people can't stop doing it.



IHC
Strength. Vision. Stability.

"Even if you are on the right track…you will get run over if you sit there."

- Will Rogers

Telesales – on the right track … and moving forward

Owned and independent

Recruiting experienced leadership

Expanding product portfolio
- Small Group
- Dental/Vision
- Individual
- Critical Illness
- Student Insurance



IHC
Strength. Vision. Stability.

"Success is not just doing things right...it's doing the right things."

- Peter Drucker

IHC

Strength. Vision. Stability.

Deals in last 12 months

Carolina Benefit
ADMINISTRATORS

Employers
Direct Health

INDEPENDENT
IPA
PRODUCERS OF AMERICA

INSURANCE
NETWORK
America

We are doing things right – with the right people!

IHC
Strength. Vision. Stability.

Deals announced this week

GBS
Group Benefit Services

Destiny Health™

IHC
Strength. Vision. Stability.

A Look Forward…
The IHC Fully Insured Initiative

Scott Wood

Senior Vice President
Co-Chief Operating Officer
Independence Holding Company
American Independence Corp.

IHC
Strength. Vision. Stability.

Where we've been – 2005 to present

- $0 fully insured premium 12/31/04; $340 million projected in annualized gross premium by 12/31/07
- 20 programs insured or reinsured by one of our 3 insurance companies
- Acquisition of 5 operating companies
- Of 20 programs:
  7 from operating companies' acquisitions
  4 from outside acquisitions or block transfers
  9 from newly developed products/relationships

IHC
Strength. Vision. Stability.

Key 2007 initiatives

- Acquired Actuarial Management Corporation
- Brought in outside, independent expertise to evaluate IT infrastructure, operations and development
- Created IT vision and road map, including plan and metrics for implementation, to manage expected future growth
- Investing heavily in systems infrastructure, software and people
- Hired new COO at largest operating company

IHC
Strength. Vision. Stability.

Balanced portfolio

- Product diversification – 6 classes of business
- All leveraging existing core competencies
- Geographic diversification
- Multiple distribution strategies

IHC
Strength. Vision. Stability.

How do we plan to grow?

- Organic growth of programs already in place
- Strategic partnerships
- Acquisition of companies or blocks of business

IHC
Strength. Vision. Stability.

Organic growth

- All existing programs have new business initiatives with distinctly different distribution channels
- Our major medical plans emphasize CDHPs
- Loss ratios typically more favorable for newly underwritten business

Strategic partnerships

- TPA or insurance company partners that complement our business
- Allow us to capture loyal distribution immediately
- Provide opportunity to transfer blocks of business for minimal costs
- Leverage an existing company's community presence

IHC
Strength. Vision. Stability.

Acquisitions – what do we look for?

- TPA, MGU and/or marketing company
- Blocks of business
- Performance of company or block
- Regulatory environment
- Ability to underwrite and renew business

Acquisitions – what do we look for?

- Loyalty of distribution
- If necessary, determine what will be needed to rehabilitate an under-performing block

Strive for balance – not too much in any one block

IHC

Strength. Vision. Stability.

Ideal program profile

- We…insure on our paper
  …administer with our TPA
  …participate in program marketing
  …utilize our actuarial company
  …reinsure on a quota share basis
  …receive profit sharing from reinsurer
- Goal is to maximize vertical integration
- Augment business with programs that have some combination of the above, but also leverage core competencies at lower operating/capital costs

Fully insured vertical integration

(7% marginal rate of return on gross premiums)

Net Administrative Fee	Actuarial Fee	Marketing Fee	Carrier Fee

Net Risk Profit	Profit Sharing
(assuming quota share reinsurance)	*(administrative and actuarial)*

IHC
Strength. Vision. Stability.